Exhibit 99.1

Financial Statements and Report of Independent
Certified Public Accountants
AWC Holding Company and Subsidiaries
From Inception (May 17, 2004) through
April 1, 2005

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
AWC Holding Company and Subsidiaries:

We have audited the accompanying consolidated balance sheet of AWC Holding Company and Subsidiaries (the “Company”) as of April 1, 2005 and the related consolidated statements of income, stockholders’ equity, and cash flows for the period from inception (May 17, 2004) through April 1, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America as established by the Auditing Standards Board of the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AWC Holding Company and Subsidiaries as of April 1, 2005 and the results of their operations and their cash flows for the period from inception (May 17, 2004) through April 1, 2005 in conformity with accounting principles generally accepted in the United States of America.

/s/ Grant Thornton LLP

Houston, Texas
June 8, 2005

AWC HOLDING COMPANY AND SUBSIDIARIES
Consolidated Balance Sheet
April 1, 2005

(In thousands, except shares)

ASSETS
Current Assets:
Cash and cash equivalents	$4,212
Accounts receivable, net of allowance of $187	9,325
Inventories	6,736
Prepaid expenses and other current assets	1,281
Total current assets	21,554

Property, Plant and Equipment, net	6,441
Intangible Assets, net	18,939
Goodwill	27,160
Other Assets	1,462

Total assets	$75,556

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Current portion of long-term debt	$2,200
Accounts payable	4,592
Accrued expenses	6,444
Total current liabilities	13,236

Long-Term Debt, net of unamortized discount and current portion	28,825
Deferred Taxes	6,995
Other Long-Term Liabilities	3,236
Total liabilities	52,292
Commitments and Contingencies (Note 7)
Stockholders’ Equity:
Common stock, Series A $.01 par value; 80,000 shares Authorized, 17,642 shares issued and outstanding	1
Common stock, Series B $.01 par value; 20,000 shares authorized, no shares issued and outstanding	-
Additional paid in capital	19,725
Retained earnings	3,538
Total stockholders’ equity	23,264

Total liabilities and stockholders’ equity	$75,556

See accompanying notes to these consolidated financial statements.

AWC HOLDING COMPANY AND SUBSIDIARIES
Consolidated Statement of Income
Period from May 17, 2004 through April 1, 2005

(In thousands)

Revenues	$102,494

Cost of Revenues	72,853

Gross profit	29,641

Selling, Delivery, General and Administrative Expenses	19,432

Income from operations before amortization of intangible assets and management fees	10,209

Amortization of intangible assets	1,172
Management fees	438

Income from operations	8,599

Interest Expense and Other Financing Costs, net	2,922

Income Before Income Tax Expense	5,677

Income Tax Expense	2,139

Net Income	$3,538

See accompanying notes to these consolidated financial statements.

AWC HOLDING COMPANY AND SUBSIDIARIES
Consolidated Statement of Stockholders’ Equity
Period from May 17, 2004 through April 1, 2005

(In thousands, except shares)

	Common Stock		Additional Paid-In	Retained	Total Stockholders’
	Shares	Amount	Capital	Earnings	Equity

Balance at inception (May 17, 2004)	-	$-	$-	$-	$-
Issuance of warrants	-	-	1,200	-	1,200
Issuance of common stock	17,542	1	18,425	-	18,426
Exercise of stock options	100	-	100	-	100
Net income	-	-	-	3,538	3,538
Balance, April 1, 2005	17,642	$1	$19,725	$3,535	$23,264

See accompanying notes to these consolidated financial statements.

AWC HOLDING COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows
from May 17, 2004 through April 1, 2005

(In thousands)

Cash Flows From Operating Activities:
Net income	$3,538
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	798
Amortization	1,172
Accretion of stockholder note discount	125
Change in fair value of interest rate swaps	(38)
Loss on sale of assets	(3)
Deferred income taxes	(395)
Changes in operating assets and liabilities:
Accounts receivable	(1,988)
Inventories	(1,235)
Prepaid expenses and other current assets	206
Other assets	229
Accounts payable	1,317
Other liabilities and accrued expenses	102
Net cash provided by operating activities	3,828

Cash Flows From Investing Activities:
Proceeds from sale of property and equipment	7
Cash paid for acquisition, net of cash acquired	(43,896)
Purchases of property and equipment	(1,227)
Net cash used in investing activities	(45,116)

Cash Flows From Financing Activities:
Exercise of stock options	100
Issuance of common stock	13,300
Borrowings under subordinated notes	12,000
Borrowings under credit facility	22,000
Repayments under credit facility	(1,900)
Net cash provided by financing activities	45,500

Net Change in Cash and Cash Equivalents	4,212
Cash and equivalents, beginning of Period	-
Cash and equivalents, end of Period	$4,212

See accompanying notes to these consolidated statements.

Notes to Consolidated Financial Statements

1. Organization and business

AWC Holding Company, a privately held Delaware corporation, and subsidiaries (the “Company”) is engaged in the manufacture and distribution of aluminum and vinyl, or non-wood, framed windows primarily for the residential new construction market. The Company maintains manufacturing and distribution facilities in Texas and Georgia, and most of its customers are located in the southern United States of America. The Company was formed in 2004 to acquire 100% of the stock of Alenco Holding Corporation (AHC). A Security Purchase Agreement was executed on May 17, 2004 for the sale of substantially all of the outstanding shares of stock of AHC and the subsequent merger for cash of the remaining shareholders. The purchase price of approximately $52.5 million, inclusive of transaction expenses, was paid $47.3 million in cash and $5.2 million in stock of the Company. The transaction was accounted for under the purchase method of accounting, whereby the purchase price was allocated to the acquired assets and assumed liabilities based on their respective estimated fair values. The financial statements presented include activity for the period from May 17, 2004 through April 1, 2005 (the “Period” or “2005”).

        The following table summarizes the estimated fair values of certain assets acquired and liabilities assumed as of May 17, 2004, (amounts in thousands):

Current assets	$17,538
Property plant and equipment	6,035
Customer relationships	20,111
Goodwill	27,160
Other long term assets	1,690
Total assets acquired	72,534
Current liabilities	(9,738)
Deferred taxes	(7,039)
Other long term liabilities	(3,266)
$52,491

The purchase price was allocated based on the fair value of the assets acquired and liabilities assumed. An intangible asset related to customer relationships was recorded with a value of $20.1 million and a useful life of 15 years. The excess of cost over the fair value of the net assets acquired of $27.2 million is recorded as goodwill and will be subject to an annual test of impairment as mandated by SFAS No. 142, Goodwill and Other Intangible Assets.

2. Summary of Significant Accounting Policies

Basis of Presentation and Segment Information - The consolidated financial statements include AWC Holding Company and its wholly owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. The Company’s operates on a retail or five week, four week, four week cycle. Generally the fiscal year-end is the Friday closest to March 31. The Company operates in a single operating segment, the fabrication and distribution of fenestration products.

Use of Estimates - Management of the Company has made a number of estimates and assumptions related to the reporting of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period to prepare the financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

Cash Equivalents - The Company considers all short-term highly liquid instruments, with an original maturity date of three months or less, to be cash equivalents. As of the balance sheet date, and periodically throughout the Period, the Company has maintained balances in various operating accounts in excess of federally insured limits.

Accounts Receivable - Trade receivables are uncollateralized customer obligations due under normal trade terms requiring payment within a specified number of days from the invoice date. Payments of receivables are allocated to specific invoices upon payment. The Company considers this credit extended to customers in the normal course of business and under normal trade terms. The carrying amount of trade receivables is reduced by a valuation allowance that reflects management’s best estimate of the amounts that will not be collected. Management determines the adequacy of this allowance by regularly reviewing our accounts receivable aging and evaluating individual customers’ receivables, considering customers’ financial position, credit history and other current economic conditions.  If a customer’s financial position were to deteriorate which might impact its ability to make payment, then additional allowances may be required. Once management exhausts economically reasonable efforts to collect outstanding past due receivables, they are charged against the valuation allowance. The Company had no material charge offs in 2005.

Inventories - Inventories are valued at the lower of cost, determined by the first-in, first-out (FIFO) method, or market. Inventories consist of approximately $4.5 million in raw materials and $2.3 million of finished goods and work-in-process as of April 1, 2005. Inventories also include $0.3 million of labor and overhead costs.

Income Taxes - The Company accounts for income taxes using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss carry-forwards. Deferred tax assets and liabilities are measured using enacted rates expected to apply to taxable income in the Period in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Long-lived Assets - The Company reviews long-lived assets and certain identifiable intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the asset to undiscounted future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.

Property, Plant and Equipment - Buildings, transportation equipment, information systems, furniture and fixtures, and manufacturing equipment are recorded at cost less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets (buildings - 39 years; transportation equipment - 3 to 10 years; information systems - 3 to 5 years; leasehold improvements, furniture, fixtures and manufacturing equipment - 2 to 12 years). The Company generally capitalizes expenditures in excess of $1,000 which provide benefit for a period longer than twelve months and are determined not to be for repair or maintenance.

Intangible Assets and Goodwill - Intangible assets consist of customer relationships amortized on a straight-line basis over the estimated useful life of fifteen years. Annual amortization of this balance will be $1.34 million for future years. Statement of Financial Accounting Standards No. 142 establishes the guidelines for accounting for goodwill and other intangibles. Goodwill is not amortized but rather the Company assesses its goodwill for impairment each year, and more frequently if circumstances suggest an impairment may have occurred. This evaluation entails some degree of subjective assessments. The Company has determined that no impairment has occurred. In the event that the market or general economic conditions affecting the Company worsen or if management is unable to achieve its business objectives, a portion or all of the goodwill may become impaired. As of April 1, 2005 $0.8 million of goodwill is expected to be tax deductible in future periods. Intangibles and goodwill is summarized as follows (amounts in thousands):

Goodwill	$27,160
Customer relationships	20,111
Less - Accumulated amortization	(1,172)
Intangibles and goodwill, net	$46,099

Deferred Debt Issuance Costs - The Company has recorded deferred debt issuance costs of approximately $1.3 million net of accumulated amortization of $0.2 million. These costs are being amortized using the interest method over the expected terms of the respective loans. Amortization of deferred debt issuance costs during 2005 was $0.2 million and is included in interest expense.

Product Warranty - The Company’s products and certain components thereof are sold under warranty against defects in material and workmanship for a period ranging from one to ten years. The Company has recorded an accrual in the accompanying consolidated balance sheet for estimated future warranty expenditures. The accrual is based upon known facts and historical trends, and management believes such accruals to be adequate. However, this type of liability is difficult to assess and estimate. Therefore, actual experience may differ from the assumptions and estimates used.

Revenue Recognition - The Company recognizes revenue when product is delivered to customers. Allowances are established to recognize the risk of sales returns from customers. Shipping and handling costs charged to customers is recorded as a component of revenue.

Shipping and Handling Costs - Shipping and handling costs of $6.4 million in 2005 are included in selling, delivery, general and administrative expenses in the Company’s consolidated statement of income.

Derivatives and Hedging Activities - The Company follows FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS No. 133) which requires the Company to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through the income. If the derivative is a hedge, depending upon the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative’s change in fair value will be immediately recognized in earnings.

Financial Instruments - SFAS No. 107, Disclosure About Fair Value of Financial Instruments, defines the fair value of financial instruments as the amount at which the instrument could be exchanged in a current transaction between willing parties. Due to their near-term maturities, the carrying amounts of cash and cash equivalents, accounts receivable and accounts payable are considered equivalent to fair value.  The carrying value of the Company’s long-term debt approximates fair value due to the variable nature of the interest rate and the interest rate reset periods. The carrying value of the subordinated note approximates fair value due to the discount applied upon issuance. The Company has three interest rate swap agreements. These agreements are reflected at fair value in the accompanying balance sheet based on quoted values from a financial institution.  The Company does not have any off-balance sheet financial instruments, except for letters of credit totaling $2.15 million.

3.	Property Plant and Equipment

Property, plant and equipment at April 1, 2005 is summarized as follows (amounts in thousands):

Land	$155
Buildings and leasehold improvements	1,031
Manufacturing equipment	5,297
Transportation equipment	515
Furniture and fixtures	125
Information systems	116
Total	7,239
Less - Accumulated depreciation	(798)
Property, plant and equipment, net	$6,441
        Depreciation expense during the Period was $0.8 million.

4. Long-Term Debt

Long-term debt at April 1, 2005 is summarized as follows (amounts in thousands):

Senior credit facility:
Revolver	$-
Term loans	20,100
Senior subordinated note, net of $1,075 unamortized original issue discount	10,925
31,025
Less - Current portion	2,200
Long-term debt, net of current portion	$28,825

Senior Credit Facility - On May 17, 2004, in connection with the acquisition, the Company entered into a Credit and Security Agreement (the “Loan Agreement”) with National City Bank, and Key Bank National Association. The Loan Agreement consists of a $8 million revolving credit facility and a $22 million term loan facility. The Loan Agreement is collateralized by all assets of the Company and is subject to covenants that, among other things, impose limitations on capital expenditures and investments, restrict certain payments and distributions and require the Company to maintain a minimum level of earnings before interest, income taxes, depreciation and amortization (“EBITDA”), and maintain a maximum ratio of EBITDA to Total Funded Indebtedness, and a minimum Fixed Charge Coverage Ratio. The Company has the option of setting interest rates on the outstanding borrowings from time to time based on a published prime rate or LIBOR rates, plus defined margins. As the Company’s ratio of funded indebtedness to EBITDA changes the defined margin can change. The range of the defined margin is 1% to 4.25%, and is defined differently for each type of borrowing.

The Company has not made any borrowings under the revolving loan portion of the facility. The availability under the revolving loan facility is determined using a borrowing base formula, which is calculated based on qualifying accounts receivable and inventory. As of April 1, 2005, the Company had additional borrowing availability of approximately $5.85 million. Amounts borrowed under the revolving credit facility are due May 18, 2009. The Company must pay an annual commitment fee ranging from 0.375% to 0.5% of the unused portion of the revolving credit facility, payable monthly. In the occurrence and continuation of a default, the interest rate on the revolving credit facility could increase to the lesser of (a) the maximum lawful rate or (b) two percentage points above the per annum rate otherwise applicable. Interest is due monthly on this revolver.

The Company entered into three distinct term loans as of May 17, 2004. Term loan A in the original amount of $12 million is payable in twenty quarterly installments commencing June 30, 2004. Total annual payments increase by $300 thousand in each year from $1.9 million in year one to $3 million in year five. Term loan B for an original amount of $9 million is payable in twenty-four quarterly installments of $25 thousand with the balance due and payable March 31, 2010. Term loan C for $1 million is payable in full on March 31, 2010. The term loans bear interest at a published bank prime rate or LIBOR plus a defined margin depending upon the base rate chosen. At April 1, 2005 term loan A’s interest rate was 6.25% and term loan B’s and C’s interest rate was 7.125%.

The Company has also entered into three interest rate swaps with National City Bank. These swaps are dated May 19, 2004 and correlate to the term loans A, B, and C. The swaps have the effect of fixing a portion of the interest cost of the term loans. The interest rate swap related to term loan A is based upon an original notional amount of $9 million and decreases symmetrically with the amortization of term loan A. The term loan A swap is based on LIBOR and calls for the Company to pay National City Bank each quarter an amount based on the then notional amount multiplied by the published LIBOR rate plus 0.74% and National City Bank to pay the Company each quarter an amount based on the then notional amount multiplied by the published LIBOR. The quarterly payment made by the Company is capped at an annual rate of 4.55%.
The interest rate swap related to term loan B is based upon an original notional amount of $6.75 million which decreases symmetrically with the amortization of term loan B. The term loan B swap is based on LIBOR and calls for the Company to pay National City Bank each quarter an amount based on the then notional amount multiplied by 3.9% and National City Bank to pay the Company each quarter an amount based on the then notional amount multiplied by the published LIBOR.

The interest rate swap related to term loan C is based upon a notional amount of $0.75 million. The term loan C swap is based on LIBOR and calls for the Company to pay National City Bank each quarter an amount based on the then notional amount multiplied by 3.91% and National City Bank to pay the Company each quarter an amount based on the then notional amount multiplied by the published LIBOR.

The interest rate swaps settle quarterly. The term loan A swap terminates March 31, 2009. The term loan B swap and the term loan C swap terminate May 31, 2007. The net impact to the Company’s quarterly settlement of payments for the period has been a net payment by the Company of $174.5 thousand. The effective interest rate at April 1, 2005, after considering the swaps for term loan A was 6.8% and for term loan B and C interest was 7.7%. The change in the fair value of the interest rate swaps during the period was a gain of $38 thousand and has been recorded in interest expense and other financing costs. The fair value of the interest rate swaps as of April 1, 2005 is estimated at $28 thousand and is recorded in other long-term liabilities.

Subordinated Note - In connection with the acquisition, the Company issued a $12 million, 12% Senior Subordinated Note due May 31, 2012. This note also contains warrants for 1,410 shares of Class B Common Stock of AWC Holding Company. These warrants are exercisable at any time through May 31, 2012 at an exercise price of $0.02 per share. The note was discounted by $1.2 million (Original Issue Discount, or OID) related to the value of these warrants. This amount was recorded as a component of the Company’s Stockholders’ Equity. The OID is being accreted over the life of the Note and will result in the note balance increasing to its full face amount upon maturity. The warrants contain “Put Rights” which may require the Company to purchase the warrants for the difference between fair market value and the exercise price upon a change in control. The Put Rights terminate upon consummation of a public offering of the Company’s common stock.

Interest and financing costs include interest income of $79 thousand. Cash paid for interest during the Period was $2.65 million.

Letters of Credit - As of April 1, 2005 the Company has outstanding letters of credit of $2.15 million. These letters of credit serve as collateral for obligations of the Company under property and casualty insurance programs.

Debt Maturities - Maturities of long-term debt at April 1, 2005 are as follows (amounts in thousands):

Fiscal Year Ending

2006	$2,200
2007	2,500
2008	2,800
2009	3,100
2010	9,500
Thereafter	12,000
$32,100

5. Income Taxes

During the period ended April 1, 2005, the Company made income tax payments of $1.8 million. The Company recorded a deferred tax liability related to the value allocated to customer relationships for financial reporting which has no tax basis. This deferred tax liability will be reduced over the 15 year amortization period of the customer relationship asset. As a part of the acquisition the Company acquired the benefit of operating loss carryforwards for tax purposes generated by a subsidiary. These loss carryforwards were approximately $0.7 million. During 2005 the Company fully utilized these loss carryforwards. The following table is a summary of the provision for Federal and state income taxes for 2005 (amounts in thousands)

Federal:
Current	$2,412
Deferred	(375)
State:
Current	122
Deferred	(20)
Income tax expense	$2,139

The following table reconciles the federal statutory income tax rate to the effective tax rate for 2005 (amounts in thousands)

Income tax provision at the federal statutory rate	$1,930
State income tax provision	81
Non deductible expenses	8
Other	120
Income tax expense	$2,139

The following table is a summary of the tax effect of temporary differences which give rise to significant portions of deferred income tax assets and liabilities as of April 1, 2005 (amounts in thousands):

Deferred tax assets:
Accounts receivable	$67
Inventories	68
Accrued expenses	690
Total deferred tax assets	825
Deferred tax liabilities:
Intangible assets	(6,356)
Property, plant and equipment, net	(639)
Total deferred tax liabilities	(6,995)
Net deferred tax liability	$(6,170)

6. Accrued Expenses

Accrued expenses at April 1, 2005 consist of the following (amounts in thousands):

Employee compensation and benefits	$2,090
Workers compensation and other insurance	983
Warranty	446
Taxes	929
Royalties	343
Deferred sales costs	591
Other	1,062
$6,444

7. Commitments and Contingencies

The Company made rental payments of approximately $2.2 million in 2005. At April 1, 2005, the Company has non-cancelable commitments under operating leases consisting of transportation equipment, office equipment, manufacturing, distribution and administrative facilities as follows:

Fiscal Year Ending

2006	$1,870
2007	1,620
2008	1,514
2009	1,376
2010	1,305
Thereafter	4,454
Total minimum payments	$12,139

The Company is involved in various claims, suits and complaints incidental to its business. Generally the claims will be settled through insurance policies further discussed below. The Company is currently in the process of resolving these claims, however certain claims may take several years to completely resolve. Management has made an estimate of the cost to resolve all outstanding claims. Management can not determine the ultimate outcome of certain claims based on insufficient or non-existent information at the time of this report. However, based on the nature of the claims and the historical precedent of similar actions, management believes these claims and legal proceedings will not have a material adverse effect on the Company’s consolidated financial position.

Concentrations of Risk - A significant portion of the Company's customers are engaged in the construction industry. This concentration of customers may impact the Company's overall exposure to credit risk, either positively or negatively, in that customers may be similarly affected by changes in economic and industry conditions. The Company performs ongoing credit evaluations of its customers and does not generally require collateral in support of its trade receivables. The Company maintains reserves for potential credit losses, and actual losses have historically been within the Company's expectations.

In 2005, two customers accounted for approximately 14.9% and 13.9% of the Company’s total revenue and two suppliers accounted for approximately 19.7% and 19.4% of the Company’s total purchases. The Company believes alternate sources of supply are available on comparable terms.

Insurance - The Company retains certain risks for workers compensation, employer's liability, auto liability, general liability and employee group health claims under deductibles per accident or occurrence. Losses up to the deductible amounts are estimated and accrued based upon the Company's known claims incurred and an estimate of claims incurred but not reported. The accruals are based upon known facts and historical trends, and management believes such accruals to be adequate. However, insurance liabilities are difficult to assess and to estimate due to unknown factors, including the severity of an injury, the determination of the Company’s liability in proportion to other parties, timely reporting of occurrences and the effectiveness of safety and risk management programs. Therefore, if actual experience differs from the assumptions and estimates used for recording the liabilities, adjustments may be required and would be recorded in the period such changes are identified.

8. Employee Benefit Plan

The Company sponsors a 401(k) plan (the “Plan”) which covers substantially all employees meeting minimum age and service requirements. The Plan provides for elective contributions by employees up to the lesser of 15% of the employee’s compensation or the maximum limit allowed by tax regulations. Under the terms of the Plan, the Company can make discretionary matching contributions. The Company did not make any contributions during 2005.

9. Stockholders’ Equity

Stock Warrants- As of April 1, 2005, the Company had warrants to purchase 1,410 shares of its class B common shares outstanding.

Stock Options - In connection with the acquisition of substantially all of the outstanding shares of stock of AHC and the subsequent merger for cash of the remaining shareholders, there were 1,036 stock options that were rolled over from AHC into the Company. On May 17, 2004, the Company adopted the AWC Holding Company Management Stock Option Plan (the “Plan”) that provides for the granting of stock options to key employees and directors of the Company. Each option granted under the Plan is subject to a written agreement which specifies vesting terms and other rights related to the option grants. As of April 1, 2005, 139.3 shares were reserved under the incentive plans for future issuance, 1,264.2 unexercised vested options were outstanding, and 1,404.4 unvested options were outstanding. During 2005, no options were granted, 228.1 options vested, and 100 options were exercised. No options were cancelled. The 2,668.6 unexercised options outstanding have a weighted average remaining contractual life of nine years and a weighted average exercise price of $669.13.

The Company accounts for options to employees and directors by applying the “intrinsic value” method prescribed by Accounting Principles Board Opinion No. 25. Because the exercise price of the option has been greater than or equal to the fair value of the common stock on the date of grant, no compensation expense has been recognized. If the Company had recorded compensation cost for option grants under the "fair value" approach prescribed by SFAS No. 123, net income for 2005 would have decreased by approximately $55 thousand to $3.48 million.

In December 2004, the FASB issued Statement No. 123(R), Share-Based Payments. This Statement requires that the costs of employee share-based payments be measured at fair value on the awards’ grant date using an option-pricing model and recognized in the financial statements over the requisite service period. SFAS No. 123(R) supersedes Opinion No. 25 and its related interpretations, and eliminates the alternative to use Opinion No. 25’s intrinsic value method of accounting, which the Company is currently using. Certain stock awards may be considered liabilities instead of equity components under SFAS No. 123(R). The Statement is effective for the Company’s fiscal year beginning after December 15, 2005. The Company is in the process of evaluating the impact of the implementation of this Statement.

10. Related Party Transactions

During the Period, the Company paid $438 thousand in management fees to an affiliate of the majority owner. Interest of $1.25 million was paid to the holders of the Company’s subordinated debt and related warrants.

Financial Statements (Unaudited)
AWC Holding Company and Subsidiaries
From April 2, 2005 through December 31, 2005

1

AWC HOLDING COMPANY AND SUBSIDIARIES
Consolidated Balance Sheet
December 31, 2005
(Unaudited)

(In thousands, except shares)

ASSETS
Current Assets:
Cash and cash equivalents	$6,500
Accounts receivable, net of allowance of $210	9,111
Inventories	6,582
Prepaid expenses and other current assets	1,146
Total current assets	23,339

Property, Plant and Equipment, net	8,730
Intangible Assets, net	17,934
Goodwill	27,018
Other Assets	1,326

Total assets	$78,347

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Current portion of long-term debt	$2,425
Accounts payable	5,975
Accrued expenses	5,516
Total current liabilities	13,916

Long-Term Debt, net of unamortized discount and current portion	27,062
Deferred Taxes	6,270
Other Long-Term Liabilities	3,150
Total liabilities	50,398
Commitments and Contingencies (Note 7)
Stockholders’ Equity:
Common stock, Series A $.01 par value; 80,000 shares authorized, 17,642 shares issued and outstanding	1
Common stock, Series B $.01 par value; 20,000 shares authorized, no shares issued and outstanding	-
Additional paid in capital	19,725
Retained earnings	8,223
Total stockholders’ equity	27,949

Total liabilities and stockholders’ equity	$78,347

See accompanying notes to these consolidated statements.

2

AWC HOLDING COMPANY AND SUBSIDIARIES
Consolidated Statement of Income
Period from April 2, 2005 through December 31, 2005
(Unaudited)

(In thousands)

Revenues	$105,128

Cost of Revenues	75,426

Gross profit	29,702

Selling, Delivery, General and Administrative Expenses	18,797

Income from operations before amortization of intangible assets and management fees	10,905

Amortization of intangible assets	1,005
Management fees	375

Income from operations	9,525

Interest Expense and Other Financing Costs, net	2,392

Income Before Income Tax Expense	7,133

Income Tax Expense	2,448

Net Income	$4,685

See accompanying notes to these consolidated statements.

3

AWC HOLDING COMPANY AND SUBSIDIARIES
Consolidated Statements of Stockholders’ Equity
Period from April 2, 2005 through December 31, 2005
(Unaudited)

(In thousands, except shares)

	COMMON STOCK		ADDITIONAL PAID-IN	RETAINED	TOTAL STOCK- HOLDERS’
	SHARES	AMOUNT	CAPITAL	EARNINGS	EQUITY

Balance, April 1, 2005	17,642	$1	$19,725	$3,538	$23,264
Net income	-	-	-	4,685	4,685
Balance, December 31, 2005	17,642	$1	$19,725	$8,223	$27,949

See accompanying notes to these consolidated statements.

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AWC HOLDING COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Period from April 2, 2005 through December 31, 2005
(Unaudited)

(In thousands)
Cash Flows From Operating Activities:
Net income	$4,685
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	771
Amortization	1,005
Accretion of stockholder note discount	112
Change in fair value of interest rate swaps	(75)
Loss on sale of assets	3
Deferred income taxes	(407)
Changes in operating assets and liabilities:
Accounts receivable	215
Inventories	153
Prepaid expenses and other current assets	(183)
Other assets	136
Accounts payable	596
Other liabilities and accrued expenses	(11)
Net cash provided by operating activities	7,000

Cash Flows From Investing Activities:
Purchases of property and equipment	(3,062)
Net cash used in investing activities	(3,062)

Cash Flows From Financing Activities:
Repayments under credit facility	(1,650)
Net cash provided by financing activities	(1,650)

Net Change in Cash and Cash Equivalents	2,288
Cash and equivalents, beginning of Period	4,212
Cash and equivalents, end of Period	$6,500

See accompanying notes to these consolidated statements.

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Notes to Consolidated Financial Statements (Unaudited)

1. Organization and Business

AWC Holding Company, a privately held Delaware corporation, and subsidiaries (the “Company”) is engaged in the manufacture and distribution of aluminum and vinyl, or non-wood, framed windows primarily for the residential new construction market. The Company maintains manufacturing and distribution facilities in Texas, Arizona, and Georgia, and most of its customers are located in the southern United States of America.

2. Summary of Significant Accounting Policies

Basis of Presentation and Segment Information - The consolidated financial statements include AWC Holding Company and its wholly owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. The Company’s operates on a retail or five week, four week, four week cycle. Generally the fiscal year-end is the Friday closest to March 31. The Company operates in a single operating segment, the fabrication and distribution of fenestration products.

Use of Estimates - Management of the Company has made a number of estimates and assumptions related to the reporting of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period to prepare the financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

Cash Equivalents - The Company considers all short-term highly liquid instruments, with an original maturity date of three months or less, to be cash equivalents. As of the balance sheet date, and periodically throughout the Period, the Company has maintained balances in various operating accounts in excess of federally insured limits.

Accounts Receivable - Trade receivables are uncollateralized customer obligations due under normal trade terms requiring payment within a specified number of days from the invoice date. Payments of receivables are allocated to specific invoices upon payment. The Company considers this credit extended to customers in the normal course of business and under normal trade terms. The carrying amount of trade receivables is reduced by a valuation allowance that reflects management’s best estimate of the amounts that will not be collected. Management determines the adequacy of this allowance by regularly reviewing our accounts receivable aging and evaluating individual customers’ receivables, considering customers’ financial position, credit history and other current economic conditions.  If a customer’s financial position were to deteriorate which might impact its ability to make payment, then additional allowances may be required. Once management exhausts economically reasonable efforts to collect outstanding past due receivables, they are charged against the valuation allowance. The Company had no material charge offs during the period.

Inventories - Inventories are valued at the lower of cost, determined by the first-in, first-out (FIFO) method, or market. Inventories consist of approximately $5.165 million in raw materials and $1.417 million of finished goods and work-in-process as of December 31, 2005. Inventories also include $298 thousand of labor and overhead costs.

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Income Taxes - The Company accounts for income taxes using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss carry-forwards. Deferred tax assets and liabilities are measured using enacted rates expected to apply to taxable income in the Period in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Long-lived Assets - The Company reviews long-lived assets and certain identifiable intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the asset to undiscounted future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.

Property, Plant and Equipment - Buildings, transportation equipment, information systems, furniture and fixtures, and manufacturing equipment are recorded at cost less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets (buildings - 39 years; transportation equipment - 3 to 10 years; information systems - 3 to 5 years; leasehold improvements, furniture, fixtures and manufacturing equipment - 2 to 12 years). The Company generally capitalizes expenditures in excess of $1,000 which provide benefit for a period longer than twelve months and are determined not to be for repair or maintenance.

Intangible Assets and Goodwill - Intangible assets consist of customer relationships amortized on a straight-line basis over the estimated useful life of fifteen years. Annual amortization of this balance will be $1.34 million. Statement of Financial Accounting Standards No. 142 establishes the guidelines for accounting for goodwill and other intangibles. Goodwill is not amortized but rather the Company assesses its goodwill for impairment each year, and more frequently if circumstances suggest an impairment may have occurred. This evaluation entails some degree of subjective assessments. The Company has determined that no impairment has occurred. In the event that the market or general economic conditions affecting the Company worsen or if management is unable to achieve its business objectives, a portion or all of the goodwill may become impaired. As of December 31, 2005 $0.7 million of goodwill is expected to be tax deductible in future periods. Intangibles and goodwill is summarized as follows (amounts in thousands):

Goodwill	$27,018
Customer relationships	20,111
Less - Accumulated amortization	(2,177)
Intangibles and goodwill, net	$44,952

Deferred Debt Issuance Costs - The Company has recorded deferred debt issuance costs of approximately $1.3 million net of accumulated amortization of $0.5 million. These costs are being amortized using the interest method over the expected terms of the respective loans. Amortization of deferred debt issuance costs during the period was $195 thousand and is included in interest expense.

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Product Warranty - The Company’s products and certain components thereof are sold under warranty against defects in material and workmanship for a period ranging from one to ten years. The Company has recorded an accrual in the accompanying consolidated balance sheet for estimated future warranty expenditures. The accrual is based upon known facts and historical trends, and management believes such accruals to be adequate. However, this type of liability is difficult to assess and estimate. Therefore, actual experience may differ from the assumptions and estimates used.

Revenue Recognition - The Company recognizes revenue when product is delivered to customers. Allowances are established to recognize the risk of sales returns from customers. Shipping and handling costs charged to customers is recorded as a component of revenue.

Shipping and Handling Costs - Shipping and handling costs of $6.737 million in the period are included in selling, delivery, general and administrative expenses in the Company’s consolidated statement of income.

Derivatives and Hedging Activities - The Company follows FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS No. 133) which requires the Company to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through the income. If the derivative is a hedge, depending upon the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative’s change in fair value will be immediately recognized in earnings.

Financial Instruments - SFAS No. 107, Disclosure About Fair Value of Financial Instruments, defines the fair value of financial instruments as the amount at which the instrument could be exchanged in a current transaction between willing parties. Due to their near-term maturities, the carrying amounts of cash and cash equivalents, accounts receivable and accounts payable are considered equivalent to fair value.  The carrying value of the Company’s long-term debt approximates fair value due to the variable nature of the interest rate and the interest rate reset periods. The carrying value of the subordinated note approximates fair value due to the discount applied upon issuance. The Company has three interest rate swap agreements. These agreements are reflected at fair value in the accompanying balance sheet based on quoted values from a financial institution.  The Company does not have any off-balance sheet financial instruments, except for letters of credit totaling $2.333 million.

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3. Property Plant and Equipment

Property, plant and equipment at December 31, 2005 is summarized as follows (amounts in thousands):

Land	$155
Buildings and leasehold improvements	1,187
Manufacturing equipment	8,047
Transportation equipment	537
Furniture and fixtures	202
Information systems	168
Total	10,296
Less - Accumulated depreciation	(1,566)
Property, plant and equipment, net	$8,730

Depreciation expense during the Period was $0.8 million.

4. Long-Term Debt

Long-term debt at December 31, 2005 is summarized as follows (amounts in thousands):

Senior credit facility:
Revolver	$-
Term loans	18,450
Senior subordinated note, net of $963 unamortized original issue discount	11,037
29,487
Less - Current portion	2,425
Long-term debt, net of current portion	$27,062

Senior Credit Facility - On May 17, 2004, in connection with the acquisition, the Company entered into a Credit and Security Agreement (the “Loan Agreement”) with National City Bank, and Key Bank National Association. The Loan Agreement consists of an $8 million revolving credit facility and a $22 million term loan facility. The Loan Agreement is collateralized by all assets of the Company and is subject to covenants that, among other things, impose limitations on capital expenditures and investments, restrict certain payments and distributions and require the Company to maintain a minimum level of earnings before interest, income taxes, depreciation and amortization (“EBITDA”), and maintain a maximum ratio of EBITDA to Total Funded Indebtedness, and a minimum Fixed Charge Coverage Ratio. The Company has the option of setting interest rates on the outstanding borrowings from time to time based on a published prime rate or LIBOR rates, plus defined margins. As the Company’s ratio of funded indebtedness to EBITDA changes the defined margin can change. The range of the defined margin is 1% to 4.25%, and is defined differently for each type of borrowing.

The Company has not made any borrowings under the revolving loan portion of the facility. The availability under the revolving loan facility is determined using a borrowing base formula, which is calculated based on qualifying accounts receivable and inventory. As of December 31, 2005, the Company had additional borrowing availability of approximately $5.67 million. Amounts borrowed under the revolving credit facility are due May 18, 2009. The Company must pay an annual commitment fee ranging from 0.375% to 0.5% of the unused portion of the revolving credit facility, payable monthly. In the occurrence and continuation of a default, the interest rate on the revolving credit facility could increase to the lesser of (a) the maximum lawful rate or (b) two percentage points above the per annum rate otherwise applicable. Interest is due monthly on this revolver.

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The Company entered into three distinct term loans as of May 17, 2004. Term loan A in the original amount of $12 million is payable in twenty quarterly installments commencing June 30, 2004. Total annual payments increase by $300 thousand in each year from $1.9 million in year one to $3 million in year five. Term loan B for an original amount of $9 million is payable in twenty-four quarterly installments of $25 thousand with the balance due and payable March 31, 2010. Term loan C for $1 million is payable in full on March 31, 2010. The term loans bear interest at a published bank prime rate or LIBOR plus a defined margin depending upon the base rate chosen. At December 31, 2005 term loan A’s interest rate was 7.4375% and term loan B’s and C’s interest rate was 8.4375%. The Company has also entered into three interest rate swaps with National City Bank. These swaps are dated May 19, 2004 and correlate to the term loans A, B, and C. The swaps have the effect of fixing a portion of the interest cost of the term loans. The interest rate swap related to term loan A is based upon an original notional amount of $9 million and decreases symmetrically with the amortization of term loan A. The term loan A swap is based on LIBOR and calls for the Company to pay National City Bank each quarter an amount based on the then notional amount multiplied by the published LIBOR rate plus 0.74% and National City Bank to pay the Company each quarter an amount based on the then notional amount multiplied by the published LIBOR. The quarterly payment made by the Company is capped at an annual rate of 4.55%.

The interest rate swap related to term loan B is based upon an original notional amount of $6.75 million which decreases symmetrically with the amortization of term loan B. The term loan B swap is based on LIBOR and calls for the Company to pay National City Bank each quarter an amount based on the then notional amount multiplied by 3.9% and National City Bank to pay the Company each quarter an amount based on the then notional amount multiplied by the published LIBOR.

The interest rate swap related to term loan C is based upon a notional amount of $0.75 million. The term loan C swap is based on LIBOR and calls for the Company to pay National City Bank each quarter an amount based on the then notional amount multiplied by 3.91% and National City Bank to pay the Company each quarter an amount based on the then notional amount multiplied by the published LIBOR.

The interest rate swaps settle quarterly. The term loan A swap terminates March 31, 2009. The term loan B swap and the term loan C swap terminate May 31, 2007. The net impact to the Company’s quarterly settlement of payments for the period has been a net payment by the Company of $62 thousand. The effective interest rate at December 31, 2005, after considering the swaps for term loan A was 8.0% and for term loan B and C interest was 8.0%. The change in the fair value of the interest rate swaps during the period was a gain of $75 thousand and has been recorded in interest expense and other financing costs. The fair value of the interest rate swaps as of December 31, 2005 is estimated at $47 thousand and is recorded in other long-term liabilities.

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Subordinated Note - In connection with the acquisition, the Company issued a $12 million, 12% Senior Subordinated Note due May 31, 2012. This note also contains warrants for 1,410 shares of Class B Common Stock of AWC Holding Company. These warrants are exercisable at any time through May 31, 2012 at an exercise price of $0.02 per share. The note was discounted by $1.2 million (Original Issue Discount, or OID) related to the value of these warrants. This amount was recorded as a component of the Company’s Stockholders’ Equity. The OID is being accreted over the life of the Note and will result in the note balance increasing to its full face amount upon maturity. The warrants contain “Put Rights” which may require the Company to purchase the warrants for the difference between fair market value and the exercise price upon a change in control. The Put Rights terminate upon consummation of a public offering of the Company’s common stock.

Interest and financing costs include interest income of $153 thousand. Cash paid for interest during the Period was $1.95 million.

Letters of Credit - As of December 31, 2005 the Company has outstanding letters of credit of $2.33 million. These letters of credit serve as collateral for obligations of the Company under property and casualty insurance programs.

Debt Maturities - Maturities of long-term debt at December 31, 2005 are as follows (amounts in thousands):

Year Ending

2006	$2,425
2007	2,725
2008	3,025
2009	850
2010	9,425
Thereafter	12,000
$30,450

5. Accrued Expenses

Accrued expenses at December 31, 2005 consist of the following (amounts in thousands):

Employee compensation and benefits	$1,762
Workers compensation and other insurance	974
Warranty	446
Taxes	(403)
Royalties	330
Deferred sales costs	1,502
Other	905
$5,516

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6. Commitments and Contingencies

The Company made rental payments of approximately $1.7 million in the period. At December 31, 2005, the Company has non-cancelable commitments under operating leases consisting of transportation equipment, office equipment, manufacturing, distribution and administrative facilities as follows:

Year Ending

2006	$2,099
2007	2,344
2008	2,321
2009	2,316
2010	1,851
Thereafter	3,961
Total minimum payments	$14,892

The Company is involved in various claims, suits and complaints incidental to its business. Generally the claims will be settled through insurance policies further discussed below. The Company is currently in the process of resolving these claims, however certain claims may take several years to completely resolve. Management has made an estimate of the cost to resolve all outstanding claims. Management cannot determine the ultimate outcome of certain claims based on insufficient or non-existent information at the time of this report. However, based on the nature of the claims and the historical precedent of similar actions, management believes these claims and legal proceedings will not have a material adverse effect on the Company’s consolidated financial position.

Concentrations of Risk - A significant portion of the Company's customers are engaged in the construction industry. This concentration of customers may impact the Company's overall exposure to credit risk, either positively or negatively, in that customers may be similarly affected by changes in economic and industry conditions. The Company performs ongoing credit evaluations of its customers and does not generally require collateral in support of its trade receivables. The Company maintains reserves for potential credit losses, and actual losses have historically been within the Company's expectations.

During the period, two customers accounted for approximately 15.5% and 12.8% of the Company’s total revenue and two suppliers accounted for approximately 16.9% and 12.9% of the Company’s total purchases. The Company believes alternate sources of supply are available on comparable terms.

Insurance - The Company retains certain risks for workers compensation, employer's liability, auto liability, general liability and employee group health claims under deductibles per accident or occurrence. Losses up to the deductible amounts are estimated and accrued based upon the Company's known claims incurred and an estimate of claims incurred but not reported. The accruals are based upon known facts and historical trends, and management believes such accruals to be adequate. However, insurance liabilities are difficult to assess and to estimate due to unknown factors, including the severity of an injury, the determination of the Company’s liability in proportion to other parties, timely reporting of occurrences and the effectiveness of safety and risk management programs. Therefore, if actual experience differs from the assumptions and estimates used for recording the liabilities, adjustments may be required and would be recorded in the period such changes are identified.

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7. Stockholders’ Equity

Stock Warrants- As of December 31, 2005, the Company had warrants to purchase 1,410 shares of its class B common shares outstanding.

Stock Options -On May 17, 2004, the Company adopted the AWC Holding Company Management Stock Option Plan (the “Plan”) that provides for the granting of stock options to key employees and directors of the Company. Each option granted under the Plan is subject to a written agreement which specifies vesting terms and other rights related to the option grants. As of December 31, 2005, 139.3 shares were reserved under the incentive plans for future issuance.

The Company accounts for options to employees and directors by applying the “intrinsic value” method prescribed by Accounting Principles Board Opinion No. 25. Because the exercise price of the option has been greater than or equal to the fair value of the common stock on the date of grant, no compensation expense has been recognized. If the Company had recorded compensation cost for option grants under the "fair value" approach prescribed by SFAS No. 123, net income for the period would have decreased by approximately $33 thousand to $4.65 million.

In December 2004, the FASB issued Statement No. 123(R), Share-Based Payments. This Statement requires that the costs of employee share-based payments be measured at fair value on the awards’ grant date using an option-pricing model and recognized in the financial statements over the requisite service period. SFAS No. 123(R) supersedes Opinion No. 25 and its related interpretations, and eliminates the alternative to use Opinion No. 25’s intrinsic value method of accounting, which the Company is currently using. Certain stock awards may be considered liabilities instead of equity components under SFAS No. 123(R). The Statement is effective for the Company’s fiscal year beginning after December 15, 2005. The Company is in the process of evaluating the impact of the implementation of this Statement.

8.	Related Party Transactions

During the Period, the Company paid $375 thousand in management fees to an affiliate of the majority owner. Interest of $720 thousand was paid to the holders of the Company’s subordinated debt and related warrants.

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